(logo)
American
    Express(R)
Partners Funds

AXP(R) Partners
         Value
            Fund

2002 SEMIANNUAL REPORT

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

(logo)
AMERICAN
  EXPRESS(R)

Table of Contents

From the Chairman                                                     2

Economic and Market Update                                            4

Fund Snapshot                                                         6

Questions & Answers
    with Portfolio Management                                         7

Investments in Securities                                            10

Financial Statements                                                 13

Notes to Financial Statements                                        16

Results of Meeting of Shareholders                                   24


From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Economic and Market Update
                  FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

--   Stocks are continuing to get less expensive.

--   Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER

Lord Abbett & Co.

Portfolio manager                            Robert Morris, CFA
Tenure/since                                               6/01
Years in industry                                            31

Portfolio manager                                  Eli Salzmann
Tenure/since                                               6/01
Years in industry                                            16

Portfolio manager                            Shalom Dinsky, CFA
Tenure/since                                               6/01
Years in industry                                            35

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Inception dates
A: 6/18/01        B: 6/18/01        C: 6/18/01       Y: 6/18/01

Ticker symbols
A: AVLAX          B: AVFBX          C: AVUCX         Y: --

Total net assets  $287.1 million

Number of holdings         approximately 90

STYLE MATRIX

         STYLE
VALUE    BLEND    GROWTH
X                          LARGE
                           MEDIUM   SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

TOP FIVE SECTORS

Percentage of portfolio assets

Banks and savings & loans                                    11.1%
Media                                                         6.6
Retail                                                        6.2
Industrial equipment & services                               5.5
Finance services                                              4.9

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                                                   3.6%
Deere & Co                                                    2.6
Citigroup                                                     2.5
American Intl Group                                           2.4
Target                                                        2.4
Mellon Financial                                              2.3
Disney (Walt)                                                 2.3
Verizon Communications                                        2.2
Apple Computer                                                2.1
Alcoa                                                         2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

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6   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

About the Fund

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective. The Fund invests primarily in securities of large, well-established companies that appear to be undervalued by various measures.

From Lord Abbett & Co.

As a value manager, Lord Abbett believes that the market systematically misprices stocks and group of stocks. By coupling quantitative analysis with thorough research of corporate and industry fundamentals, the firm can make informed judgments about where the market would price these stocks at fair value. Portfolios are constructed to exploit these discrepancies, while maintaining sensitivity to both benchmark and economic risk exposures.

Q:   How did the Fund perform for the  six-month period ended Nov. 30, 2002?

A: The Fund's Class A shares outperformed its benchmarks returning -11.40%, excluding sales charge. In comparison, the S&P 500 Index returned -11.49%, the Lipper Large-Cap Value Funds Index returned -13.68%, and the Russell 1000(R) Value Index returned -12.58%.

(bar graph)

               PERFORMANCE COMPARISON
    For the six-month period ended Nov. 30, 2002

  0%

 -3%

 -6%

 -9%     (bar 1)  (bar 2)           (bar4)
         -11.40%  -11.49%  (bar 3)  -12.58%
-12%                       -13.68%

-15%

(bar 1) AXP Partners Value Fund Class A (excluding sales charge)

(bar 2) Standard & Poor's 500 Index(1)

(bar 3) The Lipper Large-Cap Value Funds Index(2)

(bar 4) The Russell 1000(R)Value Index(3)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value index consists of companies with lower price-to-book ratios and lower forecasted growth values.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Despite mixed economic news, we believe there are good opportunities in the large-cap value market. (end callout quote)

Q:   What factors significantly impacted performance?

A: The Fund benefited from a large underweight in the utilities sector during the past six months, as it was the weakest performing sector during the period.

     Stock selection in the consumer discretionary sector aided relative performance for the semi-annual period. Media stocks in particular benefited from recent increases in advertising sales. Additionally, shares of retail holdings increased on strong third quarter earnings announcements and increased sales in recent months.

AVERAGE ANNUAL TOTAL RETURNS

as of Nov. 30, 2002
                          Class A                Class B                     Class C                     Class Y
(Inception dates)        (6/18/01)              (6/18/01)                   (6/18/01)                   (6/18/01)
                     NAV(1)     POP(2)      NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)     NAV(5)       POP(5)
6 months*            -11.40%    -16.49%     -11.67%      -16.09%      -11.65%      -12.53%        -11.38%      -11.38%
1 year               -12.08%    -17.14%     -12.67%      -16.13%      -12.59%      -12.59%        -11.87%      -11.87%
5 years                N/A        N/A         N/A          N/A          N/A          N/A            N/A          N/A
10 years               N/A        N/A         N/A          N/A          N/A          N/A            N/A          N/A
Since inception      -11.25%    -14.79%     -11.77%      -14.22%      -11.61%      -11.61%        -11.11%      -11.11%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Questions & Answers

     Select industrial sector holdings added relative value during the past six months. Several of the Fund's industrial holdings benefited from positive third quarter earnings announcements.

     The financial sector was one of the stronger performing sectors for the semi-annual period, although performance was in negative territory. The Fund benefited from strong stock selection within this sector. However, a substantial underweight in the financial sector detracted from relative performance for the period.

     Stocks in the information technology sector hurt relative performance for the semi-annual period. Technology companies suffered because of soft demand in the market for chip equipment and computer hardware as a result of economic recession.

Q:   What changes did you make to  the portfolio?

A: We increased the Fund's exposure to consumer discretionary, basic materials, financials and information technology stocks, while we decreased the Fund's weight in the health care and industrials sectors. In doing so, we have positioned the Fund's investments with an early cyclical bias in order to participate favorably as we emerge from economic recession.

     Despite mixed economic news, we believe there are good opportunities in the large-cap value market. Valuations have come down to more attractive levels for many large-cap stocks. In addition, companies have made progress toward improving profitability by cutting costs and inventories. We continue to identify investment opportunities where attractive valuations exist and research has revealed strong company fundamentals, which may act as catalysts for future growth.

Q:   What is your outlook for the coming months?

A: We expect a moderate increase in corporate earnings throughout the next year and into 2004. We also anticipate that economic growth will be in the range of 2.5%-3.5%. To the extent that these expectations are realized, we are optimistic that economic recovery will return to levels in the range of 8%-12%.

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9   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Value Fund
Nov. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (92.5%)
Issuer                                              Shares           Value(a)

Aerospace & defense (0.8%)
United Technologies                                 37,000         $2,311,390

Airlines (2.1%)
AMR                                                210,600(b)       1,630,044
Delta Air Lines                                     92,200          1,244,700
Southwest Airlines                                 186,200          3,090,920
Total                                                               5,965,664

Automotive & related (0.1%)
Eaton                                                3,800            288,306

Banks and savings & loans (11.0%)
Bank of New York                                    97,700          2,965,195
Bank One                                            82,700          3,265,823
FleetBoston Financial                              118,200          3,206,766
J.P. Morgan Chase                                  156,700          3,944,139
Mellon Financial                                   223,200          6,707,160
U.S. Bancorp                                        42,200            924,180
Wachovia                                           157,700          5,543,155
Wells Fargo                                        114,100          5,272,561
Total                                                              31,828,979

Beverages & tobacco (1.3%)
Diageo ADR                                          19,900(c)         832,417
PepsiCo                                             67,100          2,850,408
Total                                                               3,682,825

Chemicals (4.7%)
du Pont (EI) de Nemours                             72,700          3,243,874
Potash Corp of Saskatchewan                         13,100(c)         872,460
Praxair                                             71,500          4,218,500
Rohm & Haas                                         62,900          2,226,031
Waste Management                                   117,700          2,933,084
Total                                                              13,493,949

Communications equipment & services (4.5%)
Motorola                                           356,200          4,053,556
Teradyne                                           163,200(b)       2,674,848
Verizon Communications                             150,300          6,294,564
Total                                                              13,022,968

Computer software & services (1.3%)
BMC Software                                        57,900(b)       1,036,410
PeopleSoft                                         135,000(b)       2,651,400
Total                                                               3,687,810

Computers & office equipment (3.2%)
Apple Computer                                     386,200(b)       5,986,100
Compuware                                           83,700(b)         457,002
EMC                                                359,900(b)       2,609,275
Total                                                               9,052,377

Electronics (1.2%)
Agilent Technologies                                90,800(b)       1,762,428
Harris                                                 500             13,460
Texas Instruments                                   88,300          1,775,713
Total                                                               3,551,601

Energy (4.1%)
Exxon Mobil                                        295,700         10,290,360
TotalFinaElf ADR                                    20,500(c)       1,368,375
Total                                                              11,658,735

Energy equipment & services (4.5%)
Baker Hughes                                       137,100          4,488,654
Progress Energy                                     98,100          4,120,200
Schlumberger                                        97,000          4,292,250
Total                                                              12,901,104

Financial services (4.9%)
Citigroup                                          188,300          7,321,104
Goldman Sachs Group                                 12,300            970,101
MBNA                                                68,500          1,461,790
Merrill Lynch                                       99,800          4,341,300
Total                                                              14,094,295

Food (1.7%)
Archer-Daniels-Midland                             130,500          1,739,565
ConAgra Foods                                       41,900          1,021,103
Kellogg                                             64,600          2,155,702
Total                                                               4,916,370

See accompanying notes to investments in securities.

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10   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Issuer                                              Shares           Value(a)

Health care (4.1%)
Baxter Intl                                         11,900           $380,681
Bristol-Myers Squibb                                69,200          1,833,800
Merck & Co                                          26,900          1,598,129
Pharmacia                                           17,200            727,560
Schering-Plough                                    186,300          4,221,558
Wyeth                                               77,100          2,962,953
Total                                                              11,724,681

Health care services (0.3%)
McKesson                                            37,600            974,592

Household products (2.5%)
Estee Lauder Cl A                                   70,200          1,915,056
Gillette                                           127,200          3,856,704
Newell Rubbermaid                                   44,800          1,421,056
Total                                                               7,192,816

Industrial equipment & services (5.6%)
Caterpillar                                         43,600          2,175,640
Deere & Co                                         146,500          7,493,475
Illinois Tool Works                                 57,900          3,936,621
Parker-Hannifin                                     50,400          2,353,176
Total                                                              15,958,912

Insurance (3.8%)
ACE                                                 34,000(c)       1,159,400
American Intl Group                                105,948          6,902,512
Chubb                                               20,100          1,177,860
SAFECO                                              15,600            564,564
Travelers Property Casualty Cl A                    70,008(b)       1,116,628
Total                                                              10,920,964

Leisure time & entertainment (1.5%)
Carnival                                            25,400            712,470
Viacom Cl B                                         75,700(b)       3,558,657
Total                                                               4,271,127

Media (6.6%)
Clear Channel Communications                        78,500(b)       3,411,610
Comcast Cl A                                        78,700(b)       1,794,360
Disney (Walt)                                      334,400          6,627,808
Gannett                                             37,400          2,664,750
Tribune                                             97,800          4,479,240
Total                                                              18,977,768

Metals (2.9%)
Alcoa                                              229,600          5,866,280
Newmont Mining                                      80,980          1,895,742
United States Steel                                 31,600            457,568
Total                                                               8,219,590

Multi-industry conglomerates (4.0%)
3M                                                  20,200          2,622,970
Dover                                               64,200          2,003,040
Monsanto                                            73,439          1,291,792
Xerox                                              637,700(b)       5,560,744
Total                                                              11,478,546

Paper & packaging (3.0%)
Bowater                                             64,100          2,780,658
Intl Paper                                         145,500          5,710,875
Total                                                               8,491,533

Retail (6.2%)
Gap                                                160,200          2,545,578
Limited Brands                                     235,700          4,009,257
RadioShack                                          24,500            581,875
Safeway                                             28,900(b)         687,242
Staples                                            163,300(b)       3,151,690
Target                                             198,400          6,900,352
Total                                                              17,875,994

Textiles & apparel (1.5%)
Nike Cl B                                           97,200          4,352,616

Transportation (2.0%)
CSX                                                112,700          3,116,155
Union Pacific                                       47,100          2,727,090
Total                                                               5,843,245

Utilities -- electric (1.8%)
Dominion Resources                                  48,500          2,471,075
Duke Energy                                         57,900          1,142,946
Public Service Enterprise Group                     50,600          1,514,964
Total                                                               5,128,985

Utilities -- telephone (1.3%)
BellSouth                                           68,200          1,895,960
SBC Communications                                  64,600          1,841,100
Total                                                               3,737,060

Total common stocks
(Cost: $286,032,379)                                             $265,604,802

See accompanying notes to investments in securities.

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11   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Short-term securities (7.7%)

Issuer                    Annualized          Amount              Value(a)
                         yield on date      payable at
                          of purchase        maturity
Commercial paper
ANZ (Delaware)
     12-11-02                1.53%         $5,000,000            $4,997,450
Cargill
     12-02-02                1.35           5,400,000(d)          5,399,393
Morgan Stanley
     01-27-03                1.35          11,800,000            11,769,637

Total short-term securities
(Cost: $22,171,593)                                             $22,166,480

Total investments in securities
(Cost: $308,203,972)(e)                                        $287,771,282

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2002, the value of foreign securities represented 1.5% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Nov. 30, 2002, the cost of securities for federal income tax purposes was approximately $308,204,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $  7,302,000
     Unrealized depreciation                                (27,735,000)
                                                            ------------
     Net unrealized depreciation                           $(20,433,000)
                                                           -------------

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12   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

Nov. 30, 2002 (Unaudited) Assets
Investments in securities, at value (Note 1)*
   (identified cost $308,203,972)                                                                 $287,771,282
Cash in bank on demand deposit                                                                       3,046,589
Capital shares receivable                                                                              144,620
Dividends and accrued interest receivable                                                              471,880
Receivable for investment securities sold                                                              214,049
                                                                                                       -------
Total assets                                                                                       291,648,420
                                                                                                   -----------
Liabilities
Capital shares payable                                                                                  56,995
Payable for investment securities purchased                                                            325,900
Payable upon return of securities loaned (Note 5)                                                    4,074,300
Accrued investment management services fee                                                              11,479
Accrued distribution fee                                                                                 8,807
Accrued transfer agency fee                                                                              4,079
Accrued administrative services fee                                                                        943
Other accrued expenses                                                                                 111,845
                                                                                                       -------
Total liabilities                                                                                    4,594,348
                                                                                                     ---------
Net assets applicable to outstanding capital stock                                                $287,054,072
                                                                                                  ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                          $    712,563
Additional paid-in capital                                                                         319,721,726
Undistributed net investment income                                                                    158,231
Accumulated net realized gain (loss) (Note 7)                                                      (13,105,758)
Unrealized appreciation (depreciation) on investments                                              (20,432,690)
                                                                                                   -----------
Total -- representing net assets applicable to outstanding capital stock                          $287,054,072
                                                                                                  ============
Net assets applicable to outstanding shares:                Class A                               $168,291,324
                                                            Class B                               $111,657,649
                                                            Class C                               $  7,094,048
                                                            Class Y                               $     11,051
Net asset value per share of outstanding capital stock:     Class A shares     41,624,025         $       4.04
                                                            Class B shares     27,863,825         $       4.01
                                                            Class C shares      1,765,754         $       4.02
                                                            Class Y shares          2,728         $       4.05
                                                                                    -----         ------------
*Including securities on loan, at value (Note 5)                                                  $  3,987,752
                                                                                                  ------------

See accompanying notes to financial statements.

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13   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Statement of operations
AXP Partners Value Fund

Six months ended Nov. 30, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                            $  2,114,314
Interest                                                                                   90,337
   Less foreign taxes withheld                                                             (3,933)
                                                                                           ------
Total income                                                                            2,200,718
                                                                                        ---------
Expenses (Note 2):
Investment management services fee                                                        923,730
Distribution fee
   Class A                                                                                183,476
   Class B                                                                                491,117
   Class C                                                                                 31,575
Transfer agency fee                                                                       315,437
Incremental transfer agency fee
   Class A                                                                                 19,785
   Class B                                                                                 24,205
   Class C                                                                                  1,480
Service fee -- Class Y                                                                          5
Administrative services fees and expenses                                                  75,438
Compensation of board members                                                               6,505
Custodian fees                                                                             44,165
Printing and postage                                                                       24,255
Registration fees                                                                          60,847
Audit fees                                                                                  7,250
Other                                                                                       1,240
                                                                                            -----
Total expenses                                                                          2,210,510
   Expenses waived/reimbursed by AEFC (Note 2)                                           (157,874)
                                                                                         --------
                                                                                        2,052,636
   Earnings credits on cash balances (Note 2)                                              (1,563)
                                                                                           ------
Total net expenses                                                                      2,051,073
                                                                                        ---------
Investment income (loss) -- net                                                           149,645
                                                                                          -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                             (9,473,822)
Net change in unrealized appreciation (depreciation) on investments                   (19,948,581)
                                                                                      -----------
Net gain (loss) on investments                                                        (29,422,403)
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations                      $(29,272,758)
                                                                                     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Value Fund
                                                                              Nov. 30, 2002   For the period from
                                                                            Six months ended   June 18, 2001* to
                                                                                (Unaudited)       May 31, 2002
Operations and distributions
Investment income (loss) -- net                                              $    149,645        $     (5,878)
Net realized gain (loss) on investments                                        (9,473,822)         (3,661,294)
Net change in unrealized appreciation (depreciation) on investments           (19,948,581)           (409,193)
                                                                              -----------            --------
Net increase (decrease) in net assets resulting from operations               (29,272,758)         (4,076,365)
                                                                              -----------          ----------
Distributions to shareholders from:
   Tax return of capital
     Class A                                                                           --             (83,727)
     Class C                                                                           --                (379)
     Class Y                                                                           --                 (10)
                                                                              -----------          ----------
Total distributions                                                                    --             (84,116)
                                                                              -----------          ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                   55,779,272         160,788,732
     Class B shares                                                            38,333,725         108,332,352
     Class C shares                                                             1,747,287           7,070,057
     Class Y shares                                                                    --               3,500
Reinvestment of distributions at net asset value
     Class A shares                                                                    --              80,319
     Class C shares                                                                    --                 313
     Class Y shares                                                                    --                   1
Payments for redemptions
     Class A shares                                                           (23,393,250)         (8,172,445)
     Class B shares (Note 2)                                                  (16,836,213)         (4,359,024)
     Class C shares (Note 2)                                                     (732,735)            (79,851)
                                                                                 --------             -------
Increase (decrease) in net assets from capital share transactions              54,898,086         263,663,954
                                                                               ----------         -----------
Total increase (decrease) in net assets                                        25,625,328         259,503,473
Net assets at beginning of period                                             261,428,744           1,925,271**
                                                                              -----------           ---------
Net assets at end of period                                                  $287,054,072        $261,428,744
                                                                             ============        ============
Undistributed net investment income                                          $    158,231        $      8,586
                                                                             ------------        ------------

 *   When shares became publicly available.

** Initial capital of $2,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $74,729 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Value Fund

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities considered undervalued. On June 7, 2001, American Express Financial Corporation
(AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $6,376 for the six months ended Nov. 30, 2002. On Nov. 13, 2002, shareholders approved modifications of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with Lord Abbett & Co.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $446,604 for Class A, $57,006 for Class B and $1,938 for Class C for the six months ended Nov. 30, 2002.

For the six months ended Nov. 30, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.31% for Class A, 2.08% for Class B, 2.08% for Class C and 1.14% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.17% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $1,563 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $113,572,604 and $68,784,582, respectively, for the six months ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                           Six months ended Nov. 30, 2002
                                             Class A           Class B           Class C          Class Y
Sold                                       14,292,930         9,794,485          447,679             --
Issued for reinvested distributions                --                --               --             --
Redeemed                                   (6,058,258)       (4,437,603)        (186,445)            --
                                           ----------        ----------        ---------            ---
Net increase (decrease)                     8,234,672         5,356,882          261,234             --
                                           ----------        ----------        ---------            ---

                                                            June 18, 2001* to May 31, 2002
                                             Class A           Class B           Class C          Class Y
Sold                                       34,741,877        23,450,561        1,519,481            728
Issued for reinvested distributions            17,347                --               68             --
Redeemed                                   (1,763,871)         (945,618)         (17,029)            --
                                           ----------        ----------        ---------            ---
Net increase (decrease)                    32,995,353        22,504,943        1,502,520            728
                                           ----------        ----------        ---------            ---

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2002, securities valued at $3,987,752 were on loan to brokers. For collateral, the Fund received $4,074,300 in cash. Income from securities lending amounted to $2,837 for the six months ended Nov. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,947,149 as of May 31, 2002 that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May. 31,                                                         2002(j)               2002(b)
Net asset value, beginning of period                                                  $4.56                 $4.81
Income from investment operations:
Net investment income (loss)                                                             --                   .01
Net gains (losses) (both realized and unrealized)                                      (.52)                 (.25)
Total from investment operations                                                       (.52)                 (.24)
Less distributions:
Tax return of capital                                                                    --                  (.01)
Net asset value, end of period                                                        $4.04                 $4.56

Ratios/supplemental data
Net assets, end of period (in millions)                                                $168                  $152
Ratio of expenses to average daily net assets(c),(e)                                  1.31%(d)              1.34%(d)
Ratio of net investment income (loss) to average daily net assets                      .44%(d)               .30%(d)
Portfolio turnover rate (excluding short-term securities)                               28%                   41%
Total return(i)                                                                     (11.40%)(k)            (5.09%)(k)

Class B
Per share income and capital changes(a)
Fiscal period ended May. 31,                                                         2002(j)               2002(b)
Net asset value, beginning of period                                                  $4.54                 $4.81
Income from investment operations:
Net investment income (loss)                                                           (.01)                 (.01)
Net gains (losses) (both realized and unrealized)                                      (.52)                 (.26)
Total from investment operations                                                       (.53)                 (.27)
Net asset value, end of period                                                        $4.01                 $4.54

Ratios/supplemental data
Net assets, end of period (in millions)                                                $112                  $102
Ratio of expenses to average daily net assets(c),(f)                                  2.08%(d)              2.11%(d)
Ratio of net investment income (loss) to average daily net assets                     (.33%)(d)             (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                               28%                   41%
Total return(i)                                                                     (11.67%)(k)            (5.61%)(k)

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
21   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May. 31,                                                         2002(j)               2002(b)
Net asset value, beginning of period                                                  $4.55                 $4.81
Income from investment operations:
Net investment income (loss)                                                           (.01)                 (.01)
Net gains (losses) (both realized and unrealized)                                      (.52)                 (.25)
Total from investment operations                                                       (.53)                 (.26)
Net asset value, end of period                                                        $4.02                 $4.55

Ratios/supplemental data
Net assets, end of period (in millions)                                                  $7                    $7
Ratio of expenses to average daily net assets(c),(g)                                  2.08%(d)              2.11%(d)
Ratio of net investment income (loss) to average daily net assets                     (.33%)(d)             (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                               28%                   41%
Total return(i)                                                                     (11.65%)(k)            (5.39%)(k)

Class Y
Per share income and capital changes(a)
Fiscal period ended May. 31,                                                         2002(j)               2002(b)
Net asset value, beginning of period                                                  $4.57                 $4.81
Income from investment operations:
Net investment income (loss)                                                             --                   .01
Net gains (losses) (both realized and unrealized)                                      (.52)                 (.25)
Total from investment operations                                                       (.52)                 (.24)
Net asset value, end of period                                                        $4.05                 $4.57

Ratios/supplemental data
Net assets, end of period (in millions)                                                $ --                  $ --
Ratio of expenses to average daily net assets(c),(h)                                  1.14%(d)              1.11%(d)
Ratio of net investment income (loss) to average daily net assets                      .59%(d)               .56%(d)
Portfolio turnover rate (excluding short-term securities)                               28%                   41%
Total return(i)                                                                     (11.38%)(k)            (4.89%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.44% and 1.67% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.21% and 2.43% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.21% and 2.43% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.27% and 1.49% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Nov. 30, 2002 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP PARTNERS VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.   204,772,753.925                7,132,750.042
Livio D. DeSimone        204,634,973.666                7,270,530.301
Barbara H. Fraser        204,925,569.353                6,979,934.614
Ira D. Hall              204,776,161.304                7,129,342.663
Heinz F. Hutter          204,320,490.026                7,585,013.941
Anne P. Jones            204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.    205,017,833.790                6,887,670.177
Alan G. Quasha           204,838,314.840                7,067,189.127
Stephen W. Roszell       204,983,236.203                6,922,267.764
Alan K. Simpson          203,946,798.956                7,958,705.011
Alison Taunton-Rigby     204,852,076.134                7,053,427.833
William F. Truscott      204,906,038.798                6,999,465.169

--------------------------------------------------------------------------------
24   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
 165,340,831.534         16,774,179.523       5,873,497.910    23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
 37,821,652.073           3,033,617.940       1,433,682.471     7,134,689.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS VALUE FUND   --   2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

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

AXP Partners Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

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(logo)                                                                   (logo)
American                                                                AMERICAN
      Express(R)                                                      EXPRESS(R)
  Partners Funds
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This report must be accompanied or preceded by the Fund's current prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


                                                                 S-6249 C (1/03)